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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


         Date of Report (date of earliest event reported): May 21, 2003
                                                         ---------------

                        L-3 COMMUNICATIONS HOLDINGS, INC.
                         L-3 COMMUNICATIONS CORPORATION
--------------------------------------------------------------------------------
               (Exact Name of Registrants as Specified in Charter)


                                    DELAWARE
--------------------------------------------------------------------------------
                 (State or Other Jurisdiction of Incorporation)


        001-14141                                         13-3937434
        333-46983                                         13-3937436

--------------------------------------------------------------------------------
(Commission File Number)                      (IRS Employer Identification No.)


  600 THIRD AVENUE, NEW YORK, NEW YORK                          10016
--------------------------------------------------------------------------------
(Address of Principal Executive Offices)                      (Zip Code)


                                 (212) 697-1111
--------------------------------------------------------------------------------
              (Registrants' Telephone Number, Including Area Code)



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ITEM 5.      OTHER EVENTS.

SENIOR SUBORDINATED NOTES OFFERING

         L-3 Communications Holdings, Inc. announced on May 21, 2003 that L-3 Communications Corporation, its wholly owned subsidiary, has completed an offering of $400.0 million principal amount of 6 1/8% Senior Subordinated Notes due 2013, with interest payable semi-annually in cash. The notes were offered within the United States only to qualified institutional investors pursuant to Rule 144A under the Securities Act of 1933, and, outside the United States, only to non-U.S. investors.

         As previously announced, the proceeds of this offering will be used to redeem L-3 Communications Corporation's outstanding $180.0 million aggregate principal amount of 8 1/2% Senior Subordinated Notes due in 2008 and for general corporate purposes.

         The securities have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), or any state securities laws, and unless so registered, may not be offered or sold in the United States except pursuant to an exemption from, or in a transaction not subject to, the registration requirements of the Securities Act and applicable state securities laws.

REDEMPTION OF NOTES

         L-3 Communications Holdings, Inc. announced on May 21, 2003 that L-3 Communications Corporation, its wholly owned subsidiary, has initiated a full redemption of all of its outstanding $180.0 million aggregate principal amount of 8 1/2% Senior Subordinated Notes due 2008. All Notes will be redeemed on June 20, 2003 at a redemption price of 104.250% of the principal amount thereof, plus accrued and unpaid interest to June 20, 2003. On or before June 20, 2003, the Notes should be presented to The Bank of New York, as paying agent for the redemption, at the address set forth in the Notice of Redemption, dated May 21, 2003, sent that day to all registered holders.

         Interest on the Notes will cease to accrue on and after June 20, 2003, and the only remaining right of holders of the Notes is to receive payment of the redemption price upon surrender to the paying agent, plus accrued and unpaid interest up to, but not including, June 20, 2003.

         A copy of the press releases are attached hereto as Exhibits 99.1 and
99.2 and are incorporated herein by reference. Except for historical information contained herein, the matters set forth in this news release are forward-looking statements. The forward-looking statements set forth above involve a number of risks and uncertainties that could cause actual results to differ materially from any such statement, including the risks and uncertainties discussed in the company's Safe Harbor Compliance Statement for Forward-looking Statements included in the company's recent filings, including Form 10-K and 10-Q, with the Securities and Exchange Commission.


ITEM 7.           FINANCIAL STATEMENTS AND EXHIBITS.

         (c) Exhibits.



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Exhibit
Number            Title
------            -----

99.1              Press Release relating to Senior Subordinated Notes Offering
99.2              Press Release relating to Redemption



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                                   SIGNATURES


           Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.


                                 L-3 COMMUNICATIONS HOLDINGS, INC.

                                 By:  /s/ Christopher C. Cambria
                                    -------------------------------------------
                                    Name:  Christopher C. Cambria
                                    Title: Senior Vice President, Secretary and
                                           General Counsel



                                 L-3 COMMUNICATIONS CORPORATION

                                 By:  /s/ Christopher C. Cambria
                                    -------------------------------------------
                                    Name:  Christopher C. Cambria
                                    Title: Senior Vice President, Secretary and
                                           General Counsel

Dated: May 21, 2003


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                                  EXHIBIT INDEX


Exhibit
Number            Title
------            -----

99.1              Press Release relating to Senior Subordinated Notes Offering
99.2              Press Release relating to Redemption